                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2005

                            Finlay Enterprises, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                     0-25716               13-3492802
   ------------------------------------------------------------------------
    (State or other             (Commission            (IRS Employer
    jurisdiction of              File Number)         Identification No.)
     incorporation)

                 529 Fifth Avenue, New York, New York     10017
               ---------------------------------------- ----------
               (Address of principal executive offices) (zip code)

       Registrant's Telephone Number, including Area Code: (212) 808-2800

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e(c))

ITEM 1.01  ENTRY INTO A MATERIAL AGREEMENT

         On April 22, 2005, the Board of Directors of Finlay Enterprises, Inc.
(the "Registrant"), upon the recommendation of the Compensation Committee, approved the performance goals and incentive targets in respect of the 2005 fiscal year for cash and stock incentive compensation awards under the
Registrant's 2004 Cash Bonus Plan and the 1997 Long Term Incentive Plan, as
amended, for Arthur E. Reiner (Chairman, President and Chief Executive Officer)
pursuant to the terms of his Employment Agreement as previously reported, and for cash incentive compensation awards for other senior executive officers of the Registrant and Finlay Fine Jewelry Corporation ("FFJC"), based on the achievement by FFJC of a "target level" of EBITA (on a FIFO basis) for such fiscal year.

       Each of Joseph M. Melvin (Executive Vice President and Chief Operating
Officer), Leslie A. Philip (Executive Vice President and Chief Merchandising
Officer), Edward J. Stein (Senior Vice President and Director of Stores) and
Bruce E. Zurlnick (Senior Vice President, Treasurer and Chief Financial Officer)
are entitled to receive cash incentive compensation for the 2005 fiscal year based on the achievement by FFJC of a target level of EBITA (on a FIFO basis)
for such fiscal year, as follows: (i) if EBITA (on a FIFO basis) is 80% of the target level, the cash incentive compensation payable to each such officer shall be 20% of the applicable "Target Incentive Amount" (the officer's 2005 base salary); and (ii) if EBITA (on a FIFO basis) exceeds 80% of the target level, the percentage of the applicable Target Incentive Amount payable shall be equal to the sum of 20% plus 2% for each percentage point by which EBITA (on a FIFO basis) in such fiscal year exceeds 80% of the target level. The cash incentive compensation for any such officer shall be contingent upon continued employment thereof by the Registrant through April 25, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FINLAY ENTERPRISES, INC.

         Dated:  April 28, 2005             By: /s/ Bruce E. Zurlnick
                                            -------------------------
                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer